                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Russo, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) and supplements to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURES                             TITLE                       DATE
               ----------                             -----                       ----
/s/       RICHARD S. FULD, JR.                  Chairman of the Board,          April 5, 1994
- ----------------------------------------       Chief Executive Officer
          Richard S. Fuld, Jr.                      and Director
                                            (principal executive officer)

/s/          ROBERT MATZA                     Chief Financial Officer,          April 5, 1994
- ----------------------------------------    (principal financial officer)
             Robert Matza

/s/         STEPHEN J. BIER                 (principal accounting officer)      April 5, 1994
- ----------------------------------------
            Stephen J. Bier

/s/         ROGER S. BERLIND                         Director                   April 5, 1994
- ----------------------------------------
            Roger S. Berlind

/s/         DAVID M. CULVER                          Director                   April 5, 1994
- ----------------------------------------
            David M. Culver

/s/         KATSUMI FUNAKI                           Director                   April 5, 1994
- ----------------------------------------
            Katsumi Funaki

/s/       RICHARD M. FURLAUD                         Director                   April 5, 1994
- ----------------------------------------
          Richard M. Furlaud

/s/         HARVEY GOLUB                             Director                   April 5, 1994
- ----------------------------------------
            Harvey Golub

/s/      SHERMAN R. LEWIS, JR.                       Director                   April 5, 1994
- ----------------------------------------
         Sherman R. Lewis, Jr.

               SIGNATURES                              TITLE                    DATE
               ----------                              -----                    ----
                                                      Director
- ----------------------------------------
              Dina Merrill

/s/        ROGER S. PENSKE                            Director               April 5, 1994
- ----------------------------------------
           Roger S. Penske

/s/       T. CHRISTOPHER PETTIT                       Director               April 5, 1994
- ----------------------------------------
          T. Christopher Pettit

/s/         MALCOLM WILSON                            Director               April 5, 1994
- ----------------------------------------
            Malcolm Wilson

/s/       MASATAKA SHIMASAKI                          Director               April 5, 1994
- ----------------------------------------
          Masataka Shimasaki